UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2008

PICO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

California	033-36383	94-2723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 456-6022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 19, 2008, PICO Holdings, Inc. (the “Company”) conducted an Investor Update conference call and audio webcast, during which senior management of the Company provided a summary of a presentation made at the Company’s annual shareholders’ meeting held on May 16, 2008, to update investors who were unable to attend such meeting. The Company also made available today on its website informational slides concerning the Company and its businesses, which are attached to this report as Exhibit 99.1. In addition, the slides, as well as a webcast replay of the conference call, will be available on the Investors section of the Company’s website at www.picoholdings.com, for one year after the date of the presentation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Slides for Investor Update conference call and audio webcast to be conducted on May 19, 2008.

SIGNATURES

Pursuant to the requirements of the United States Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.

Date: May 19, 2008	By:	/s/ Maxim C.W. Webb
Maxim C. W. Webb
Chief Financial Officer and Treasurer